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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                          CURRENT REPORT ON FORM 8-K


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  February 11, 1997



                           FOUNTAIN OIL INCORPORATED
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            (Exact name of registrant as specified in its charter)



         DELAWARE                     0-9147                     91-0881481
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(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
     of incorporation)                                       Identification No.)



1400 Broadfield Blvd., Suite 100, Houston, Texas             77084-5163
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   (Address of principal executive offices)                  (Zip Code)




Registrant's telephone number, including area code  281-492-6992




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         (Former name or former address, if changed since last report)
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ITEM 9. SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S.

        On February 11, 1997, the Registrant issued 175,000 shares of its Common Stock, par value $0.10 per share (the "Shares"), pursuant to an obligation to issue the Shares upon the signing of a joint venture agreement formed to acquire rights to develop and produce hydrocarbons from an oil and gas field in Western Ukraine. The Shares were issued to the assignee (the "Issuee") of an Australian corporation that transferred to Registrant all of such corporation's rights to pursue a project relating to that oil and gas field, in partial consideration of the transfer. No underwriters were involved in the transaction.

        In accordance with Rule 901 promulgated under the Securities Act of 1933, as amended (the "Act"), the offer and sale of the Shares were not included within the terms "offer", "offer to sell", "sell", "sale" and "offer to buy" as used in Section 5 of the Act. The Issuee and certain affiliates of the Issuee (collectively with the Issuee, the "Parties") have represented and warranted to and agreed with Registrant, among other things, that (i) none of the Parties is a U.S. person; (ii) the Issuee is not acquiring the Shares for the account or benefit of any other person, including without limitation, any U.S. person;
(iii) the offer of the Shares and the negotiation and implementation of the arrangements pursuant to which the Shares have been issued have taken place outside the United States. Those representations and warranties are consistent with Registrant's understanding and belief. In addition, the Issuee has agreed with the Registrant that, among other things, the Issuee (a) will not offer or resell or otherwise transfer the Shares or any interest therein in the United States or to a U.S. person or to any person who would hold the Shares for the account or benefit of a U.S. person unless the Shares are registered under the Act or an exemption from such registration is available; and (b) in connection with a sale of Shares in, on or through the facilities of a designated offshore securities market, the Issuee will not make an offer to any person in the United States, no transaction will be pre-arranged with a buyer in the United States, and neither the Issuee or any person acting on behalf of the Issuee shall engage in any directed selling efforts in the United States. The certificates representing the Shares were delivered outside the United States.


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                                  SIGNATURES


        Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     FOUNTAIN OIL INCORPORATED



Date: April 25, 1997                 By:  /s/ Susan E. Palmer
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                                          Susan E. Palmer
                                          Corporate Secretary

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